UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 10, 2024

BLUE OWL CAPITAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39653	86-3906032
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

399 Park Avenue, New York, NY 10022
(address of principal executive offices)

(212) 419-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Shares	OWL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Sixth Supplemental Indenture

On September 10, 2024, Blue Owl Finance LLC (the “Issuer”), an indirect subsidiary of Blue Owl Capital Inc. (the “Company”), the Company, Blue Owl Capital GP Holdings LLC, Blue Owl Capital GP LLC, Blue Owl Capital Holdings LP, Blue Owl Capital Carry LP, Blue Owl Capital Group LLC, Blue Owl GPSC Holdings LLC, Blue Owl Capital GP Holdings LP, Blue Owl GP Stakes GP Holdings LLC, Blue Owl Real Estate Holdings LP, Blue Owl Real Estate GP Holdings LLC and Blue Owl Capital Holdings LLC, each a direct or indirect subsidiary of the Company, as guarantors, entered into a sixth supplemental indenture (the “Sixth Supplemental Indenture”) to the indenture dated as of June 10, 2021 (the “2021 Base Indenture”), as previously supplemented on June 10, 2021, October 7, 2021, February 15, 2022, May 26, 2023 and April 18, 2024, among (i) the Issuer, (ii) the guarantors party thereto and (iii) the Trustee, solely to add certain provisions necessary in order to qualify the 2021 Base Indenture, under the Trust Indenture Act of 1939, as amended.

The above description of the Sixth Supplemental Indenture is qualified in its entirety by reference to the 2021 Base Indenture and Sixth Supplemental Indenture attached hereto as Exhibits 4.1 and 4.2, respectively, each of which is incorporated herein by reference as though they were fully set forth herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description

Exhibit 4.1	Indenture dated as of June 10, 2021 among Blue Owl Finance LLC, as issuer, the guarantors named therein and Wilmington Trust, National Association, as trustee (incorporated by reference to Exhibit 4.1 of Blue Owl Capital Inc. Current Report on Form 8-K filed on June 10, 2021)

Exhibit 4.2	Sixth Supplemental Indenture, dated as of September 10, 2024, among Blue Owl Finance LLC, as issuer, the guarantors named therein and Wilmington Trust, National Association, as trustee

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE OWL CAPITAL INC.
Dated: September 10, 2024

	By:	/s/ Neena A. Reddy
	Name:	Neena A. Reddy
	Title:	General Counsel and Secretary